Schedule for Fixed Income Securities Based on Contractual Maturities (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Amortized cost
Due in one year or less	$ 310,224
Due after one year through five years	1,495,331
Due after five years through ten years	1,502,982
Due after ten years	1,026,391
Available-for-sale Securities, Debt Maturities, Single Maturity Date, Amortized Cost Basis, Total	4,334,928
ABS, RMBS and CMBS	40,182
Total	4,375,110	$ 4,550,008
Fair value
Due in one year or less	315,802
Due after one year through five years	1,516,902
Due after five years through ten years	1,498,622
Due after ten years	1,157,714
Available-for-sale Securities, Debt Maturities, Single Maturity Date, Total	4,489,040
ABS, RMBS and CMBS	41,304
Total	$ 4,530,344	$ 4,917,725